Exhibit 99.1

DIRECT EDGE ECN OPENS FOR TRADING NASDAQ NMS AND SMALL-CAP EQUITIES

Launch follows close of Knight Capital Group’s acquisition of the ATTAIN ECN from Domestic Securities

JERSEY CITY, New Jersey (October 24, 2005) – Knight Capital Group, Inc. (Nasdaq: NITE) today announced the launch of Direct Edge ECN, formerly the ATTAIN ECN. Knight completed the acquisition of the business of the ATTAIN ECN from Domestic Securities, Inc., a privately held company, and certain of its shareholders, following the close of business on October 21, 2005.

Under Knight’s ownership, the goal for Direct Edge ECN is to operate as a liquidity destination providing its participants with anonymous, industry-leading fulfillment rates at competitive prices. The Direct Edge ECN offers the ability to match trades in Nasdaq National Market and Nasdaq SmallCap securities by displaying orders in either the NASDAQ Market Center or the NASD Alternative Display Facility. Direct Edge ECN’s market participant identifiers (MPID) will be EDGA for NASD Alternative Display Facility and EDGX for Nasdaq Market Center.

“We are proud to offer our clients and the marketplace an alternative liquidity destination, especially as consolidation among exchanges, market centers and ECNs has diminished alternatives,” said Thomas M. Joyce, Chairman and Chief Executive Officer of Knight Capital Group. “Like other Direct Edge ECN clients, I expect Knight’s broker-dealer subsidiaries to contribute liquidity, and our hope is that the value of Direct Edge ECN grows with increased participation. The Direct Edge ECN team also is working on enhancements to the platform, including broader market access and intelligent routing capabilities. We expect Direct Edge ECN to become an important component of Knight’s offering, complementing our proven expertise in the high quality execution of market orders with fast, anonymous execution of limit orders.”

Direct Edge ECN LLC is a member NASD and SIPC and is an indirectly held, wholly owned subsidiary of Knight Capital Group, Inc. Direct Edge ECN LLC is the sponsor of the Direct Edge ECN. For more information, please visit www.directedgeecn.com.

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About Knight

Knight is a leading provider of comprehensive trade execution and asset management services. Our Equity Markets business offers institutions and broker-dealers high quality trade execution and capital commitment across the depth and breadth of the equity market. Our Asset Management business, Deephaven Capital Management, is a multi-strategy investment manager focused on delivering risk-adjusted returns with low volatility for institutions and high net worth individuals. Knight strives to be a valued partner by providing superior service and continually enhancing its offering to meet client needs. More information about Knight can be obtained at www.knight.com.

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Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein; however, readers should carefully review reports or documents the Company files from time to time with the Securities and Exchange Commission including, without limitation, the risks and uncertainties detailed under the headings “Certain Factors Affecting Results of Operations” and “Risks Affecting our Business” in the Company’s Annual Report on Form 10-K.

CONTACTS

Margaret Wyrwas	Greta Morley
Senior Managing Director,	Vice President,
Corporate Communications & Investor Relations	Marketing Communications & Public Relations
201-557-6954 or	201-557-6948 or gmorley@knight.com
mwyrwas@knight.com

Kara Fitzsimmons	Molly McDowell
Vice President,	Analyst,
Corporate Communications	Corporate Communications & Investor Relations
201-356-1523 or	201-356-1723 or mmcdowell@knight.com
kfitzsimmons@knight.com